SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                        ------------

                         FORM 8-K

                       CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the

             Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 6, 1999

                    EMS TECHNOLOGIES, INC.
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       (Exact name of registrant as specified in charter)


   Georgia                 0-6072                 58-1035424
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(State or other          (Commission           (IRS Employer
jurisdiction of           File Number)          Identification
incorporation)                                       No.)


        660 Engineering Drive, Norcross, Georgia 30092
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           (Address of principal executive offices)

Registrant's telephone number, including area code  770-263-9200
                                                    -------------




----------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 5.   Other Events

     The Board of Directors of EMS Technologies, Inc. (the "Company") has adopted a Stockholder Rights Plan, effective April 6, 1999 (the "Plan"), and has declared a dividend distribution of one Right for each outstanding share of the Company's common stock, $.10 per share par value ("Common Stock"), to stockholders of record at the close of business on April 16, 1999. The Plan replaces a similar plan adopted in 1989 that expired on April 6, 1999.

     Initially, the Rights are deemed to be evidenced by Common Stock certificates, and no separate Rights Certificates will be distributed. Transfer of Common Stock certificates will also transfer the Rights associated with the Common Stock. Upon the occurrence of an event specified in the Plan (such as the public announcement by a person (an "Acquiring Person") of an acquisition of 20% of the Company's outstanding common stock without the consent of the Company's Disinterested Directors) (the "Distribution Date"), the Rights will separate from the Common Stock, and Rights Certificates will be issued to Rights holders. At that time, each Right will become exercisable for one share of Common Stock at the Purchase Price (initially $45.00), subject to adjustment from time to time to account for events such as stock dividends or upon the occurrence of certain triggering events as summarized herein and described in the Plan. The Rights are not exercisable until the Distribution Date and expire on August 6, 2009, unless earlier redeemed. All Common Stock issued prior to the Distribution Date will be issued with Rights attendant.

     Until the Distribution Date, the Board of Directors may amend the Plan or adopt a new rights plan in substitution for the Plan and all outstanding Rights. After the Distribution Date, the Disinterested Directors by majority vote may amend the Plan to a more limited extent, or may substitute a new rights plan for the Plan and all outstanding Rights, if the change, supplement or substitution does not adversely affect the interests of rights holders (other than those of an Acquiring Person or an affiliate
or associate thereof).   A "Disinterested Director" is any
director who has no control relationship or affiliation with any Acquiring Person or associate or affiliate thereof.

     If certain triggering events described in the Plan occur, the Rights will become exercisable at the Purchase Price for shares of Common Stock having a value equal to two times the Purchase Price, or at the election of the Disinterested Directors may be exercised for one-half that number of shares of Common Stock without payment of the Purchase Price. Rights beneficially owned by Acquiring Persons will become null and void, and may not be exercised. Triggering events include the acquisition of 20% of the outstanding Common Stock without the consent of the Disinterested Directors; the acquisition of 2% of the outstanding Common Stock without such consent following the acquisition of 20% with such consent; or the engagement by a consented-to 20% stock holders in certain self-dealing transactions. If the Company is purchased or merged into another company, the Rights may become exercisable for comparable securities of the surviving entity instead of Common Stock of the Company.

     At any time before their expiration, the outstanding Rights may be redeemed by vote of the Disinterested Directors at a price of $0.01 per Right. If the Disinterested Directors elect to redeem the Rights, the outstanding Rights will no longer be exercisable, and their holders will be entitled only to have their Rights redeemed.

     Copies of the Rights Plan are available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is attached hereto as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  The following document is filed as an exhibit to this Report:

          4.1 EMS Technologies, Inc. Stockholder Rights Plan dated as of April 6, 1999.



                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  EMS TECHNOLOGIES, INC.



Date:   April 6, 1999             By:
       ---------------               --------------------------
                                     William S. Jacobs
                                     Vice President and
                                      Secretary



                                        Exhibit 4.1





                      EMS TECHNOLOGIES, INC.

                     Stockholder Rights Plan
                    Dated as of April 6, 1999


                   Table of Contents

Section                                                 Page

   1      Certain Definitions                             1

   2      Authority to Appoint Rights Agent               6

   3      Issue of Rights Certificates                    6

   4      Form of Rights Certificates                     8

   5      Registration                                    9

   6      Transfer, Split Up, Combination and
            Exchange of Rights Certificates;
            Mutilated, Destroyed, Lost or
            Stolen Rights Certificates                   10

   7      Exercise of Rights; Purchase
            Price; Expiration Date of Rights             11

   8      Cancellation and Destruction of
            Rights Certificates                          13

   9      Reservation and Availability of
            Capital Stock                                13

  10      Record Date for Securities Issued
            Upon Exercise                                15

  11      Adjustment of Purchase Price,
            Number and Kind of Shares or
            Number of Rights                             16

  12      Certificate of Adjusted Purchase
            Price or Number of Shares                    26

  13      Consolidation, Merger or Sale
            or Transfer of Assets or Earning
            Power                                        26

  14      Fractional Rights and Fractional
            Shares                                       29

  15      Rights of Action                               30

  16      Agreement of Rights Holders                    30



Section                                                 Page


  17      Rights Certificate Holder Not Deemed
            a Stockholder                                31

  18      Indemnification of Corporate Officers          32

  19      Issuance of New Rights Certificates            32

  20      Redemption and Termination                     33

  21      Notice of Certain Events                       34

  22      Notices                                        35

  23      Supplements and Amendment; Substituted
          Plan                                           36

  24      Successors                                     37

  25      Determinations and Actions
          by the Board of Directors, etc.                37

  26      Establishment of Fund for Disinterested        38
          Directors

  27      Benefits of this Plan                          38

  28      Severability                                   38

  29      Governing Law                                  39

  30      Descriptive Headings                           39

Exhibit A -- Form of Rights Certificate

Exhibit B -- Form of Summary of Rights



                      STOCKHOLDER RIGHTS PLAN

     Section 1.     Certain Definitions.  For purposes of this
Plan, the following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person or group of Persons acting together, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, who or which, together with all Affiliates and Associates of such Person(s), shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include
(i) the Company, (ii) any Subsidiary of the Company, or (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company acting in accordance with and for or pursuant to the terms of any such plan.

     Notwithstanding the foregoing,"Acquiring Person" shall not include any such Person who has reported or is required to report such ownership (but less than 25%) on Schedule 13G under the Exchange Act (or any comparable or successor report or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of the Common Stock) and within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired Common Stock equal to or exceeding 20% inadvertently or without knowledge of the terms of the Rights and who, together with all Affiliates and Associates, thereafter does not acquire additional Common Stock while the Beneficial Owner of 20% or more of the Common Stock then outstanding; provided, however, that if the Person requested to so certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day Period. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" solely as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by a Person to 20% or more of the Common Stock of the Company then outstanding as determined above; provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding (as determined above) solely by reason of purchases of Common Stock by the Company and shall, after becoming aware of such purchases by the Company or of the resulting decrease in the number of outstanding shares of the Common Stock, become the Beneficial Owner of any additional Common Stock by any means whatsoever, then such Person shall be deemed to be an "Acquiring Person".

          (b) "Act" shall mean the Securities Act of 1933.
as amended.

          (c) "Adjustment Shares" shall have the meaning set forth in Section ll(a)(ii) hereof.

          (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of this Plan (the
"Exchange Act").

          (e) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

          (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or
(C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 19 hereof (the "Original Rights") or pursuant to Section 11(a)(I) hereof in connection with an adjustment made with respect to any Original Rights;

          (ii) which such Person or any of such person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and
(B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report): or

          (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the provision to subparagraph (ii) of this paragraph
(e)) or disposing of any voting securities of the Company;

provided, however, that nothing in this paragraph (e) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

          (f) "Board" shall mean the Board of Directors of the Company.

          (g) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close.

          (h) "Close of Business" on any given date shall mean
5:00 P.M. Eastern time on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M. Eastern time on the next succeeding Business Day.

          (i) "Common Stock" shall mean the common stock, $.10 per share par value, of the Company, except that "Common Stock" or "common stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

          (j) "Common Stock Equivalent" shall have the meaning set forth in Section 11(a))(iii) hereof.

          (k) "Company" shall mean EMS Technologies, Inc., a Georgia corporation, until a successor corporation shall have become such or until a Principal Party shall assume, and thereafter be liable for, all obligations and duties of the Company hereunder, pursuant to the applicable provisions of this Plan, and thereafter "Company" shall mean such successor corporation or Principal Party.

          (1) "Current Market Price" shall have the meaning set forth in Section ll(d) hereof.

          (m) "Current Value" shall have the meaning set forth in Section ll(a)(iii) hereof.

          (n) "Disinterested Director" shall mean any member of the Board, while such Person is a member of the Board, who (i) is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) was not nominated by or is not in any other manner representative of an Acquiring Person or of an Affiliate or Associate of an Acquiring Person, (iii) does not control and is not controlled by an Acquiring Person or an Affiliate or Associate of an Acquiring Person, and (iv) does not have a substantial interest (whether by beneficial ownership of securities or otherwise) in an Acquiring Person or an Affiliate or Associate of an Acquiring Person. An interest of less than 5% shall not be considered "substantial" for purposes of this definition.

          (o) "Distribution Date" shall have the meaning set forth in Section 3 (a) hereof.

          (p) "Equivalent Common Stock" shall have the meaning set forth in Section ll(b) hereof.

          (q) "Exchange Act" shall have the meaning set forth in Section l(d) hereof.

          (r) "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (s) "Fair Value Offer" shall have the meaning set forth in section ll(a)(ii)(A) hereof.

          (t) "Final Expiration Date" shall mean the Close of
Business on August 6, 2009.

          (u) "Original Rights" shall have the meaning set forth in Section l(e)(I) hereof.

          (v) "Person" shall mean any individual, firm, corporation, partnership, unincorporated association, syndicate or other entity.

          (w) "Plan" shall mean this Stockholder Rights Plan as originally adopted or as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

          (x) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

          (y) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

          (z) "Record Date" shall mean April 16, 1999.

          (aa) "Redemption Price" shall have the meaning set forth in Section 20(a).

          (bb) "Right" shall mean the right to purchase one share of Common Stock (subject to adjustment) as provided herein

          (cc) "Rights Agent" shall have the meaning set forth in
Section 2 hereof.

          (dd) "Rights Certificates" shall have the meaning set forth in Section 3(a) hereof.

          (ee) "Rights Dividend Declaration Date" shall mean
April 6, 1999, the effective date of this Plan.

          (ff) "Section ll(a)(ii) Event" shall mean any event described in Section ll(a)(ii) hereof.

          (gg) "Section ll(a)(ii) Trigger Date" shall have the meaning set forth in Section ll(a)(iii) hereof.

          (hh) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

          (ii) "Spread" shall have the meaning set forth in Section ll(a)(iii) hereof.

          (jj) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to
Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such without the consent of a majority of the Disinterested Directors.

          (kk) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

          (ll) "Substitute Consideration" shall have the meaning set forth in Section ll(a)(iii) hereof.

          (mm) "Substitution Period" shall have the meaning set forth in Section ll(a)(iii) hereof.

          (nn) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

          (oo) "Trading Day" shall have the meaning set forth in Section ll(d) hereof.

          (pp) "Triggering Event" shall mean any Section ll(a)(ii) Event or any Section 13 Event.

     Section 2. Authority to Appoint Rights Agent.

     The Company may appoint a rights agent (or one or more co-rights agents) to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof (the "Rights Agent"), and may amend or supplement this Plan in accordance with
Section 23 hereof in any manner necessary or desirable to induce such Rights Agent to accept its appointment hereunder.

     Section 3. Issue of Rights Certificates.

          (a) Until the earliest of (i) the Close of Business on the tenth day after the Stock Acquisition Date, (ii) the Close of Business on the tenth day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company acting in accordance with and for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, (iii) the Close of Business on the tenth day after the occurrence of any of the events described in Section ll(a)(ii)(B), or (iv) the Close of Business on the tenth day after the date that an offer to effect any of the transactions described in Section 13(a) made, encouraged or supported by Acquiring Person is first announced, published, sent or given (the earliest of (I), (ii), (iii) and (iv) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will send by first class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section ll(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b) Upon the request of any record holder of the Common Stock, the Company will send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first class, postage prepaid mail, to such holder at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

          (c) Except as may otherwise be determined by the Board, Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, and in the event of such a determination by the Board, no other provisions of this Plan shall apply to any shares of Common Stock which the Board has determined to be issued without Rights. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Stockholder Rights Plan of EMS Technologies, Inc. (the "Company") dated as of April 6, 1999, as it may be from time to time amended (the "Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Plan, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

     Section 4.     Form of Rights Certificates.

          (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of -identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of
Section 11 and Section 19 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

          (b) Any Rights Certificate issued pursuant to Section 3(a) or Section 19 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Disinterested Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend, modified as applicable to such Person:

     The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Plan.

     Section 5. Registration.

          (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before issuance and delivery by the Company, such Rights Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such an officer.

          (b) Following the Distribution Date, the Company or the Rights Agent, if any, will keep or cause to be kept, at the principal executive office of the Company or at the principal stockholder services office or offices of the Rights Agent designated for such purposes, as the case may be, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.


     Section 6. Transfer, Split Up, Combination and Exchange of
Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights
Certificates.

          (a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Company or the Rights Agent, if any, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the principal executive office of the Company, or the principal stockholder services office or offices of the Rights Agent designated for such purposes, as the case may be. Neither the Company nor the Rights Agent, if any, as the case may be, shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Secretary of the Company or the Rights Agent, as the case may be, shall reasonably request. Thereupon the Secretary of the Company or the Rights Agent, as the case may be, shall, subject to
Section 4(b), Section 7(e) and Section 14 hereof, deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, Split up, combination or exchange of Rights Certificates.

          (b) Upon receipt by the Company or the Rights Agent, if any, of evidence reasonably satisfactory to either of them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to either of them, and reimbursement to the Company or the Rights Agent, as the case may be, of all reasonable expenses incidental thereto, and upon surrender to the Company or the Rights Agent, as the case may be, and cancellation of the Rights Certificate if mutilated, the Company or the Rights Agent, as the case may be, will execute and deliver a new Rights Certificate of like tenor to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration
Date of Rights.

          (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including without limitation the restrictions on exercisability set forth in Section 9(c), Section ll(a)(iii) and Section 20(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Company or the Rights Agent, if any, at the principal executive office of the Company or the principal stockholder services office or offices of the Rights Agent designated for such purposes, as the case may be, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date or (ii) the time at which the Rights are redeemed as provided in Section 20 hereof (the earlier of (i) or (ii) being herein referred to as the "Expiration Date").

          (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $45.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

          (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Company shall promptly (I)(A) requisition from any transfer agent of the shares of Common Stock, if any (but only to the extent such transfer agent expressly assumes such duty), or, if none, from the Company's Secretary, as the case may be, certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent depository receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent (but only to the extent such transfer agent expressly assumes such duty), or, if none, from the Company's Secretary, as the case may be, with the depository agent) and the Company will direct the depository agent to comply with such request, (ii) when appropriate, requisition the amount of cash, if any, to be paid in lieu of fractional shares of Common Stock in accordance with Section 14 hereof, (iii) after receipt of such certificates or depository receipts for shares of Common Stock, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and
(iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section ll(a)(iii) hereof) may be made (x) in cash or by certified check, cashier's check or bank draft payable to the order of the Company or (y) if the Board so determines, by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of shares of Common Stock equal to the then Purchase Price divided by the closing price (as determined pursuant to Section ll(d) hereof) per share of Common Stock on the Trading Day immediately preceding the date of such exercise. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section ll(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution, if and when appropriate. The Company reserves the right to require, prior to the occurrence of a Section ll(a)(ii) Event or a Section 13 Event, that upon exercise of any Rights, an appropriate number of Rights be exercised so that any Common Stock issuable hereunder shall only be issued as whole shares.

          (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Company and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of
Section 14 hereof.

          (e) Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Section ll(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after such Acquiring Person becomes such, or (iii) a transferee of any such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from such Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Disinterested Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates, Associates or transferees of an Acquiring Person hereunder.

          (f) Notwithstanding anything in this Plan to the contrary, the Company shall not be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     Section 8. Cancellation and Destruction of Rights
Certificates.

     All Rights Certificates surrendered for the purpose of exercise, transfer, Split up, combination or exchange shall, upon surrender to the Company or any of its agents, be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall cancel and retire any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.

Section 9. Reservation and Availability of Capital Stock.

          (a) The Company shall use reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) or out of its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this Plan, including Section ll(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

          (b) So long as the shares of Common Stock (and, following the occurrence of a Triggering Event, other securities) issuable and deliverable upon the exercise of the Rights are listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section ll(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section ll(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause
(i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or any necessary registration statement, the effectiveness of which in such jurisdiction is required to make the offering not illegal, shall not have been declared effective.

          (d) The Company shall take all such action as may be necessary to ensure that all shares of Common Stock (and, following the occurrence of a Triggering Event, other securities), delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares and of such other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and that all shares shall be fully paid and nonassessable.

          (e) The Company shall pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates, any certificates for shares of Common Stock (or other securities, as the case may be) issued upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Common Stock (or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, or to issue or deliver any certificates for a number of shares of Common Stock (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender), or until it has been established to the Company's satisfaction that no such tax is due.

     Section 10. Record Date for Securities Issued Upon Exercise.

     Each Person in whose name any certificate for a number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such stock (or other securities, as the case may be) on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number and Kind of
Shares or Number of Rights.

     The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.

          (a)(I) In the event the Company shall at any time after the date this Plan is adopted (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section ll(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number of shares of Common Stock (or the number and kind of other securities, as the case may be), shall be proportionately adjusted so that if a holder of Rights after such time were to exercise that number of Rights which would result in the aggregate amount of the Purchase Price payable upon such exercise tat the Purchase Price then in effect) being equal to the amount of the Purchase Price that was payable prior to such time upon exercise of a Right, the holder would be entitled to receive the aggregate number of shares of Common Stock (or the number and kind of other securities, as the case may be) which, if a Right had been exercised immediately prior to such time and at a time when the Common Stock (or other securities, as the case may be) transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section ll(a)(I) and Section ll(a)(ii) hereof, the adjustment provided for in this Section ll(a)(I) shall be in addition to, and shall be made prior to, any adjustment required Pursuant to Section ll(a)(ii) hereof.

     (ii) In the event:

          (A) any Person or group of Persons shall at any time after the Rights Dividend Declaration Date, without the consent of a majority of the Disinterested Directors, become an Acquiring Person unless the event causing the 20% threshold to be crossed is a transaction set forth in Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the Disinterested Directors after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (such offer herein referred to as a "Fair Value Offer"), or

          (B) any Acquiring Person whose acquisition of 20% or more of the Company's Common Stock has been consented to by a majority of the Disinterested Directors, or any Associate or Affiliate of any such Acquiring Person, shall, without the consent of a majority of the Disinterested Directors, (1) acquire, directly or indirectly, in one or a series of transactions, an additional 2% or more of the Company's Common Stock, (2) sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one or a series of transactions, to, from or with the Company or any of its Subsidiaries, assets on terms and conditions less favorable to the Company than the Company would be able to obtain in arm's length negotiation with an unaffiliated third party, other than pursuant to a transaction set forth in Section 13(a) hereof, (3) sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one or a series of transactions, to, from or with the Company or any of its Subsidiaries (other than incidental to the lines of business, if any, engaged in as of the date of this Plan between the Company and such Acquiring Person or Associate or Affiliate thereof) assets having an aggregate fair market value of more than $5,000,000, other than pursuant to a transaction set forth in
Section 13(a) hereof, (4) receive any compensation from the Company or any of the Company's Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's or such Subsidiary's normal practices, or (5) receive the benefit, directly or indirectly (except resulting from a requirement of law or governmental regulation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries.

then, ten days following the first occurrence of a Section ll(a)(ii) Event (or such shorter or longer period as a majority of the Disinterested Directors shall from time to time determine), proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Plan such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section ll(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Plan) by 50% of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares"); provided that, in no event shall the Company issue or be obligated to issue Common Stock at a Purchase Price per share of Common Stock that is less than the per share par value of the Common Stock as the same may be adjusted from time to time; and provided further that after the occurrence of any Section ll(a)(ii) event, the Company, by action of a majority of the Disinterested Directors in office at the time, may permit the Rights to be exercised, or may require and specify that the Rights may only be exercised, for 50% of the shares of Common Stock (or cash or other securities or assets to be substituted for the Adjustment Shares pursuant to Section ll(a)(iii) below) that would otherwise be purchasable pursuant to the preceding clauses of this Section ll(a)(ii) in consideration of the surrender to the Company of the Rights so exercised and without payment of the Purchase Price(except to the extent, if any, as may, in the opinion of the Company's legal counsel, be necessary in order that the Company may validly and legally thereupon issue fully paid and nonassessable shares of Common Stock), and all Rights so exercised under this proviso without payment of the Purchase Price shall be deemed to have been exercised in full and shall be cancelled; and provided further that during the ten days following the first occurrence of a Section ll(a)(ii) Event (or such shorter or longer period as a majority of the Disinterested Directors shall from time to time determine), the Rights may be redeemed only by the vote of a majority of the Disinterested Directors who are Directors of the Company on the day before the occurrence of such Section ll(a)(ii) Event.

     (iii) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section ll(a), the Company shall: (A) determine the excess of (i) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over
(2) the Purchase Price (such excess being referred to as the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares of preferred stock, if any exists at such time), which the Board has deemed to have the same value as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing (whichever substituted, the "Substitute Consideration"), having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date of the first occurrence of a Section ll(a)(ii) Event (such date being referred to herein as the "Section ll(a)(ii) Trigger Date"), then, subject to subsection (k) hereof, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section ll(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section ll(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and
(y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section ll(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Section ll(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

     (b) In case the Company shall fix a record date for issuance of rights, options or warrants to all holders of Common Stock, entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privilege and preferences as the shares of Common Stock ("Equivalent Common Stock")) or securities convertible into Common Stock or Equivalent Common Stock at a price per share of Common Stock or per share of Equivalent Common Stock (or having a conversion price per share, if a security convertible into Common Stock or Equivalent Common Stock) less than the Current Market Price per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or Equivalent Common Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or Equivalent Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board whose determination shall be conclusive for all purposes. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section ll(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

     (d) For the purpose of any computation hereunder, other than computations made pursuant to Section ll(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section ll(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (ii) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the tax-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Market Price shall be properly adjusted to take into account tax-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the Closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such stock on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board whose determination shall be conclusive for all purposes. The Current Market Price of any fraction of a share of Common Stock hereunder shall be determined by multiplying the Current Market Price per share of Common Stock, determined in accordance with this paragraph, by such fraction.

     (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section ll(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share, as the case may be. Notwithstanding the first sentence of this Section ll(e), any adjustment required by this Section 11 shall be made no later than the earlier of (I) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

     (f) If as a result of an adjustment made pursuant to Section ll(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections ll(a), (b), (c), (e), (g), (h), (I), (j),
(k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock purchasable from time to time hereunder (or, if applicable, preferred stock) upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company shall have exercised its election as provided in Section ll(I), upon each adjustment of the Purchase Price as a result of the calculations made in Sections ll(b) and
(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. In that event, each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for that number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment; and each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section ll(I), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. All costs associated with such adjustments, including without limitation any taxes required to be paid on account of such adjustment, shall be borne by the Company. Rights Certificates so to be distributed shall be issued and executed in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase
Price or the stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share of Common Stock and the shares of Common Stock which were expressed in the initial Rights Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and loyally issue fully paid and nonassessable s hares of Common Stock at such adjusted Purchase Price.

     (1) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the Current Market Price,
(iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or
(v) issuance of rights, options or warrants referred to in this
Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

     (n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11 hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11 hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11 hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights to the holders of the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of
Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

     (o) After the Distribution Date, the Company shall not, except as permitted by Section 20 or Section 23 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (p) Anything in this Plan to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock,
(ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares.

     Whenever an adjustment is made as provided in Section 11 and
Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, if any, or if no Rights Agent has been appointed, with the Company's Secretary, and with each transfer agent for the Common Stock, a copy of such certificate, and mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 22 hereof. The Rights Agent, if any, shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

     Section 13. Consolidation, Merger or Sale or Transfer of
Assets or Earning Power.

     (a) In the event that, following or simultaneously with the Distribution Date, directly or indirectly, without the consent of a majority of the Disinterested Directors, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11 hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11 hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which complies with Section 11 hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that:
(i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Plan, such number of validly authorized and issued, fully paid, non-assessable and freely traceable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock (or, if applicable, preferred stock) for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section ll(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of shares of Common Stock (or, if applicable, preferred stock) for which a Right was exercisable immediately prior to the first occurrence of a Section ll(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Plan) by (2) 50% of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section ll(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

     (b) "Principal Party" shall mean:

     (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

     (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

     (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent, if any, or if no Rights Agent shall have been appointed, to the Company's Secretary, a supplemental agreement, satisfactory in form and substance to a majority of the Disinterested Directors, providing for the terms set forth in Paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this
Section 13, the Principal Party:

     (i) will prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

     (ii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section ll(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

     (d) Notwithstanding anything in this Plan to the contrary,
Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) who acquired shares of Common Stock pursuant to a Fair Value Offer, (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such Fair Value Offer, and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is cash. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

     (e) The provisions of this Section 13 shall be applicable to a transaction described in subparagraphs (x), (y), and (z) of
Section 13(a) regardless of the business form of the Principal Party (e.g., corporation, partnership, or other form). In the event that the Principal Party is an entity other than a corporation, the term "Common Stock," as used in reference to the Principal Party in this Section 13 or otherwise, shall be construed to refer to the equity securities or other equity interest having power to control or direct the management of, or representing the fundamental economic interest in, such Principal Party.

     Section 14. Fractional Rights and Fractional Shares.

     (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there may be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this
Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board making a market in the Rights. If on any such date no such market maker is making a market in the Rights, then the fair value of the Rights on such date as determined in good faith by the Board shall be used.

     (b) The Company shall not be required to issue fractions of shares of Common Stock (or other securities) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock (or other securities). In lieu of fractional shares of Common Stock (or other securities), the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock (or other securities). For purposes of this Section 14(b), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section ll(d) hereof) for the Trading Day immediately prior to the date of such exercise, and the current market value of any other securities shall be determined utilizing the principles of Section ll(d) hereof as applied by the Board in its sole discretion.

     (c) The holders of Rights by the acceptance of the Rights expressly waive any right to receive any fractional Rights and/or any fractional shares upon exercise of a Right.

     Section 15. Rights of Action.

     All rights of action in respect of this Plan are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Plan.

     Section 16. Agreement of Rights Holders.

     Every holder of a Right by accepting the same consents and agrees with the Company and with every other holder of a Right that:

     (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common
Stock;

     (b) After the Distribution Date, the Rights Certificates are transferable only on the registry books of the Company, if surrendered at the principal office of the Company, or, if a Rights Agent is appointed by the Company hereunder, only on the registry books of said Rights Agent, if surrendered at the principal stockholder services office or offices of the Rights Agent designated for such purposes, in either case duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

     (c) Subject to Section 6(a) and Section 7(f)) hereof, the Company and the Rights Agent, if any, may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or any Rights Agent) for all purposes whatsoever, and neither the Company nor any Rights Agent appointed by the Company, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

     (d) Notwithstanding anything in this Plan to the contrary, neither the Company nor any Rights Agent appointed by the Company shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Rights Certificate Holder Not Deemed a
Stockholder.

     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 21 hereof), or to receive dividends or subscription rights or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18. Indemnification of Corporate Officers.

     (a) The Company shall indemnify its officers for and hold them harmless against any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of such officers for anything done or omitted by such officers in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, and will promptly reimburse such officers for any legal or other expenses reasonably incurred in investigating or defending any such 1066, expense, claim, damage or liability.

     (b) The Company' 6 officers shall be protected by the indemnity provided in this Section 18 and shall incur no liability for or in respect of any action taken, suffered or omitted by any of them in connection with their administration of this Plan in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument or assignment of transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by such officer to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons.

     Section 19. Issuance of New Rights Certificates.

     Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options, or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 20. Redemption and Termination; Exchange.

     (a) The Disinterested Directors then in office may. at any time prior to the Final Expiration Date, at their option, upon the affirmative vote or written consent of not less than a majority of such Disinterested Directors, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by a majority of the Disinterested Directors.

     (b) Immediately upon the taking of action by a majority of the Disinterested Directors ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price (without the payment of any interest thereon) for each Right so held. Promptly after the taking of action by a majority of the Disinterested Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     (c) The Board may, at its option, at any time after the Distribution Date, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Rights Dividend Declaration Date(such number of shares of Common Stock issuable in exchange for one Right being referred to herein as the "Exchange Shares"),subject to payment by exchanging holders of Rights of such amount, if any, as may, in the opinion of the Company's legal counsel, be necessary in order that the Company may validly and legally thereupon issue fully paid and nonassessable shares of Common Stock. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the beneficial owner of 50% or more of the Common Stock then outstanding.

     (d) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (c) of this Section 20, without any further action and without any notice the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Shares. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights in accordance with Section 22 hereof. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

     (e) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding, or authorized but unissued, to permit any exchange of Rights as contemplated in accordance with this Section 20, the Company shall either take such action as shall be necessary to authorize additional shares of Common Stock, or take such action specified in Section 11(a)(iii) hereof as shall be necessary to substitute for each Exchange Share other consideration having value equal to the Current Market Price per share of the Common Stock as of the date such substitution is authorized by the Board.


     Section 21. Notice of Certain Events.

     (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in shares of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section ll(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section ll hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and, in accordance with
Section 22 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (I) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

     (b) If any event set forth in Section ll(a)(ii) hereof shall occur, then, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 22 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section ll(a)(ii) hereof, and (ii) all references in the preceding paragraph to Common Stock shall, to the extent appropriate, also be deemed thereafter to refer to other securities.

     Section 22. Notices.

     Notices or demands authorized by this Plan to be given or made to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is sent as provided below to the holders of the Rights) as follows:

     EMS Technologies, Inc.
     660 Engineering Drive
     Technology Park/Atlanta
     Norcross, Georgia 30092
     Attention: Chairman of the Board of Directors

     Notices or demands authorized by this Plan to be given or made to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 23. Supplements and Amendment; Substituted Plan.

     Prior to the Distribution Date, the Company may supplement or amend any provision of this Plan, terminate this Plan or adopt a new rights plan in substitution for this Plan and all Rights outstanding hereunder (in which case this Plan and all such Rights shall thereafter become null and void), without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, the Disinterested Directors may supplement or amend this Plan, or adopt a new rights plan in substitution for this Plan and all Rights outstanding hereunder (in which case this Plan and all such Rights shall thereafter become null and void), without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, (iv) to effect compliance with, or take advantage of, any changes in law affecting the legality or enforceability of plans or arrangements such as this Plan, or (v) to change or supplement the provisions hereunder in any other manner which the Disinterested Directors may deem necessary or desirable, including without limitation the addition of other events requiring adjustment to the Rights under Section ll(a)(ii) or 13 or procedures relating to the redemption of the Rights, which supplement or amendment shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Plan may not be so supplemented or amended, and a new rights plan may not be so adopted in substitution for this Plan, to lengthen, pursuant to clause (iii) of this sentence, any time period (other than the period to the Final Expiration Date) unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment or substituted plan shall be made or adopted which changes the Redemption Price, changes the Final Expiration Date to an earlier date, reduces the Purchase Price, or reduces the number of shares of Common Stock for which a Right is exercisable, except that any such amendment may substitute preferred stock for the Common Stock issuable upon exercise of the Right if the value of the preferred stock so substituted with respect to each Right shall equal, in the sole discretion of a majority of the Disinterested Directors, the then Current Market Value of the Common Stock then issuable upon exercise of each Right, and any such amendment or substituted plan effecting such substitution may amend any such provision of this Plan, including without limitation the adjustment provisions of Section 11, to reflect appropriately such substitution, or to restate this Plan in its entirety to reflect appropriately such substitution. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

     Section 24. Successors.

     All the covenants and provisions of this Plan by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

     Section 25. Determinations and Actions by the Board of
Directors, etc.

     For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(I) of the General Rules and Regulations under the Exchange Act, subject in all events to the provisions of Section l(e) hereof including specifically, the last proviso thereof. The Board (or, as set forth herein, certain specified members thereof) shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board (or, as set forth herein, certain specified members thereof) or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation,- the right and power to (i) interpret the provisions of this Plan, and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including but not limited to a determination to redeem or not redeem the Rights, to consent to a transaction in which a Person becomes an Acquiring Person, to amend the Plan or to remit the Substitute Consideration or Spread payable). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (or, as set forth herein, certain specified members thereof) in good faith, shall (x) be final, conclusive and binding on the Company, the holders of the Rights and all other parties, and (y) not subject the Board (or, as set forth herein, certain specified members thereof) to any liability to the holders of the Rights.


     Section 26.  Establishment of Fund for Disinterested
Directors.

     The Board may, at any time it deems appropriate, establish or set aside one or more funds, whether in trust, escrow or otherwise (and regardless of whether such fund is combined with any other fund established or set aside by the Company), for the purpose of assuring that adequate resources are available to any Disinterested Director in order to enable such Disinterested Director to carry out his or her prescribed functions under this Plan and to fulfill his or her fiduciary obligations to stockholders of the Company.

     Section 27. Benefits of this Plan.

     Nothing in this Plan shall be construed to give to any Person other than the Company and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

     Section 28. Severability.

     If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable (including without limitation the last proviso to Section l(e)), the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that in the event of such a holding by such court or authority, this Plan may be amended to take into account such holding including by way of illustration but not limitation, an amendment raising the percentage of beneficial ownership specified in Section l(a) or Section ll(a)(ii). Without limiting the foregoing provisions of this Section 27, if any provisions of this Plan requiring that a determination be made by less than the entire Board (or at a time or with the concurrence of a group of directors consisting less than the entire Board) is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall no longer be subject to determination by such directors constituting less than the entire Board, but shall instead be made in the best interests of the holders of the Rights and with a view to effecting the purposes and intent of this Plan by a court of competent jurisdiction, or, if such court determines it is impermissible or inappropriate to discharge such function, then such determination shall be made by the entire Board in good faith, in accordance with applicable law and the Company's articles of incorporation and bylaws, in the best interests of the holders of the Rights, and with a view to effecting the purposes and intent of this Plan.

     Section 29. Governing Law.

     This Plan, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

     Section 30. Descriptive Headings.

     Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.




                     EXHIBIT A

            [Form of Face Side of Rights Certificate]

Certificate No. R-                                    Rights

NOT EXERCISABLE AFTER AUGUST 6, 2009, OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE STOCKHOLDER RIGHTS PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE STOCKHOLDER RIGHTS PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH PLAN.]*

                      Rights Certificate

                EMS TECHNOLOGIES, INC.

     This certifies that                 , or registered assigns,
is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Plan, dated as of April 6, 1999 (the "Rights Plan"), of EMS Technologies, Inc., a Georgia corporation (the "Company"), to purchase from the Company at any time prior to 5:00 P.M. Eastern time on August 6, 2009, at the principal executive office of the Company or the offices of the Rights Agent, if any, designated for such purpose, one fully paid and nonassessable share of common stock, par value $.10 per share (the "Common Stock"), of the Company, at a purchase price of $45.00 per Right (the ''Purchase Price"), upon presentation and surrender of this Rights Certificate with a Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the amount of securities constituting a Right which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the amount of securities constituting a Right and Purchase Price as of April 6, 1999, based on the Common Stock an constituted as of such date.



* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.


     In the circumstances and subject to the conditions specified in the Rights Plan, the Company may (i) at the sole discretion of the Disinterested Directors (as defined in the Rights Plan), permit or require the Rights to be exercised for 50% of the shares otherwise purchasable but without payment of the Purchase Price (except to the extent of any requirements as to payment of par value), and (ii) at the sole discretion of the Board of Directors, exchange each Right (other than those that have become void as specified below), for one share of Common Stock without payment except to the extent of any requirements as to payment of par value.

     Upon the occurrence of a Section ll(a)(ii) Event (as defined in the Rights Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate thereof (as such terms are defined in the Rights Plan), (ii) a transferee of any such Acquiring Person (or Associate or Affiliate thereof) who becomes a transferee after such Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Plan, a transferee of any such Acquiring Person (or Associate or Affiliate thereof), who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section ll(a)(ii) Event.

     As provided in the Rights Plan, the Purchase Price and the number and kind of shares of Common Stock, securities or other property, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as defined in the Rights Plan).

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, if any, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Plan. Copies of the Rights Plan are on file at the principal executive office of the Company and are also available upon written request to the Company.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal executive offices of the Company or the stockholder services office or offices of any Rights Agent designated for such purpose, as the case may be, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Plan, the Rights evidenced by this Certificate may be redeemed at any time prior to the Final Expiration Date by the Company at its option at a redemption price of $.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by a majority of the Disinterested Directors of the Company).

     The Company is not required to issue fractional shares of Common Stock upon the exercise of any Right or Rights evidenced thereby, but in lieu thereof a cash payment will be made, as provided in the Rights Plan.

     No holder of this Rights Certificate shall be entitled to vote or receive dividends on or be deemed for any purpose the holder of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Plan), or to receive dividends or subscription rights until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Plan.

     This Rights Certificate shall not be valid or effective for any purpose until it shall have been executed by the Company.

     WITNESS the facsimile signature of the proper officers of the company and its corporate seal.

Dated as of              ,

ATTEST:                         EMS TECHNOLOGIES, INC.


Title                           By:
                                        Title
            [Form of Reverse Side of Rights Certificate]

                           FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:           ,



Signature


Signature Guaranteed:

                             Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:         ,

Signature

                         NOTICE

     The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                   FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To: EMS TECHNOLOGIES, INC.

     The undersigned hereby irrevocably elects to exercise
            Rights represented by this Rights Certificate to purchase the number of shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that the certificates for shares of Common Stock (or such other securities) constituting such Rights be issued in the name of and delivered to:

Please insert social security or other identifying number:

                  (Please print name and address)

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:             ,


Signature

Signature Guaranteed:


                               Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [ ] are
[ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Plan);

     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

     Dated:      ,




Signature



Signature Guaranteed:

                                NOTICE

     The signatures to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.



                                                     EXHIBIT B

                    EMS TECHNOLOGIES, INC.

         SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK

     On March 15, 1999, the Board of Directors (the "Board") of EMS Technologies, Inc.(the "Company") declared a dividend distribution of one Right for each outstanding share of Company Common Stock to stockholders of record at the close of business on April 16, 1999. The description and terms of the Rights are set forth in a Stockholder Rights Plan (the "Plan") adopted by the Board of Directors. Subject to becoming exercisable as described below, each Right entitles its registered holder to purchase from the Company one share of Common Stock at a Purchase Price of $45.00, subject to adjustment.

     Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock on the "Distribution Date" (as defined in the next paragraph), and separate Rights Certificates will be distributed as soon as practicable thereafter to record holders of the Common Stock at the close of business on the Distribution Date. As of and after the Distribution Date, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, all shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     The Distribution Date will occur on the earliest of (i) 10 days following the date (the "Stock Acquisition Date") of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, without the consent of a majority of Disinterested Directors (as defined below), beneficial ownership of 20% or more of the outstanding shares of Common Stock, except in certain inadvertent acquisitions not involving any intention of exercising control,(ii) 10 days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of such outstanding shares of Common Stock, (iii) with respect to any Acquiring Person whose acquisition of 20% or more of the outstanding shares of Common Stock of the Company was consented to by a majority of the Disinterested Directors, 10 days following the date that such person, without the consent of a majority of the Disinterested Directors, thereafter acquires an additional 2% of the outstanding shares of Common Stock of the Company or engages in certain self-dealing transactions with the Company, or (iv) 10 days following the date that an offer, made, encouraged or supported by such Acquiring Person, to acquire the Company in a merger or other business combination transaction in which the Company is not the surviving corporation or to sell or transfer 50% or more of the Company's assets or earning power is first announced, published, sent or given.

     Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates,
(ii) new Common Stock certificates issued after April 16, 1999, will contain a legend incorporating the Plan by reference, and
(iii) the surrender for transfer of any certificate for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 6, 2009, unless earlier redeemed by the Company as described below.

     If at any time after the Rights dividend is declared,

     (1) a Person becomes the beneficial owner of 20% or more of the then outstanding shares of Common Stock without the consent of a majority of the Disinterested Directors (except pursuant to an offer for all outstanding shares of Common Stock which a majority of the Disinterested Directors determine to be fair to and otherwise in the best interests of the Company and its stockholders, or in certain inadvertent acquisitions not involving any intent to exercise control), or

     (2) a Person who has become the beneficial owner of 20% or more of the then outstanding shares of Common Stock with the consent of a majority of the Disinterested Directors thereafter acquires an additional 2% or more of the outstanding shares of Common Stock of the Company without such consent or engages in certain self-dealing transactions with the Company without such consent, then beginning ten days after such event (or such shorter or longer period as a majority of the Disinterested Directors shall from time to time determine), each holder of a Right will have the right to receive, upon exercise of the Right and payment of the Purchase Price, Common Stock (or, in certain circumstances and subject to certain limitations, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right, but in no case exceeding one share for each $.10 of Purchase Price paid by the holder. Alternatively, in such event and with the approval of a majority of the Disinterested Directors, each holder of a Right will have the right, or may be permitted only, to receive shares of Common Stock having a value equal to the Purchase Price upon surrender of the Right to the Company and without payment of the Purchase Price, subject to any requirements as to the payment of par value. Notwithstanding any of the foregoing, upon the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person or its associates or affiliates will be null and void.
     For example, at a Purchase Price of $45.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $90.00 worth of Common Stock (or other consideration, as noted above) for $45.00. Assuming that the Common Stock had a per share value of $15.00 at such time, the holder of each valid Right would be entitled to purchase six shares of Common Stock for $45.00.

     If at any time following or simultaneously with the Distribution Date, without the consent of a majority of Disinterested Directors, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows a fair offer for all outstanding shares, as described in the second preceding paragraph), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which have become void as set forth above) will have the right upon exercise of the Right to receive common stock (or other securities or property, as the case may be) of the acquiring company having a value equal to two times the Purchase Price of the Right.

     The Purchase Price payable and the number of shares of Common Stock (or the number and kind of other securities or property, as the case may be) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a share dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional shares of Common Stock and in lieu thereof an adjustment in cash may be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

     At any time prior to the Expiration Date, the Disinterested Directors, by majority vote, may redeem the outstanding Rights at a redemption price of $0.01 per Right (the "Redemption Price") (payable in cash, Common Stock or other consideration deemed appropriate by a majority of the Disinterested Directors). Immediately upon the action of the Disinterested Directors electing to redeem the outstanding Rights, the right to exercise the outstanding Rights will terminate and the holders of outstanding Rights will only have the right to receive the Redemption Price. Also, the Board may, at any time after the Distribution Date, elect to exchange all or a portion of outstanding Rights (other than Rights that have become void as set forth above) for Common Stock at a ratio of one share of Common Stock for each Right (subject to any requirements as to payment of par value), whereupon the right to exercise the affected Rights will terminate and their holders will only have the right to receive the exchange shares. The Company shall promptly give notice of redemption or exchange to all Rights holders by first-class mail.

     A "Disinterested Director" is any member of the Board who is not, does not control, is not controlled by, is not affiliated with, has not been nominated by or is not in any other manner representative of, and does not have a substantial interest in (whether by beneficial ownership of securities or otherwise), any Acquiring Person or associate or affiliate thereof.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for securities of an acquiring company as set forth above.

     Prior to the Distribution Date, any of the provisions of the Plan may be amended by the Board, or the Board may adopt a new rights plan in substitution for the Plan and all Rights outstanding thereunder. After the Distribution Date, the provisions of the Plan may be amended, or a new rights plan may be adopted in substitution for the Plan and all rights outstanding thereunder, by a majority of the Disinterested Directors to cure any ambiguity, correct or supplement any provision of the Plan that may be defective or inconsistent with other provisions of the Plan, shorten or lengthen any time period under the Plan, effect compliance with, or take advantage of, changes in law affecting the legality or enforceability of the Plan, or change or supplement the provisions of the Plan in any manner that the majority of the Disinterested Directors may deem desirable (including, without limitation, the addition of other events requiring adjustment to the Rights), which change, supplement or substitution does not adversely affect the interests of holders of Rights (other than those of an Acquiring Person or an affiliate or associate of an Acquiring Person). However, no amendment or substituted plan may change the Redemption Price, change the expiration date of the Plan to an earlier date, or reduce the Purchase Price or the number of shares for which a Right is exercisable.

     The Board my establish one or more funds, in trust or otherwise, for use by the Disinterested Directors in carrying out their responsibilities under the Plan.

     Copies of the Plan will be filed with the Securities and Exchange Commission as an Exhibit to an interim report to be filed by the Company on Form 8-K dated April 6, 1999. Copies of the Plan are available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.